UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed by the Company in its filings with the SEC, on October 16, 2025, the Company received a deficiency letter (the “Deficiency Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive trading days, the market value of the Company’s listed securities had been below the minimum $35,000,000 requirement for continued listing on The Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The Company also did not meet the alternative equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”) or the alternative net income requirement under Nasdaq Listing Rule 5550(b)(3). The Company timely requested a hearing before a Hearings Panel. On December 4, 2025 the Company attended a hearing before the Hearings Panel.

On December 19, 2025, the Company received a letter from Nasdaq confirming that the Company has demonstrated compliance with the equity requirement in Rule 5550(b)(1) (the “Equity Rule”), as the alternative requirement for the MVLS Requirement, and that the Company is therefore in compliance with the Nasdaq Capital Market’s continued listing requirements as confirmed by the staff on December 19, 2025.

The Hearings Panel granted the Company’s request for continued listing on the Exchange, subject to the following conditions: (1) From the date of the Panel decision until April 14, 2026 (the end of the Panel’s jurisdiction in this matter), the Company shall maintain compliance with all Exchange Listing Rules; and (2) the Company shall maintain a shareholder equity value of $3.5 million for each fiscal quarter until December 19, 2026 based on a Mandatory Panel Monitor under Listing Rule 5815(d)(4)(A).

On December 23, 2025, the Company issued a press release announcing its compliance with the Equity Rule. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release, dated December 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel